UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     January 27, 2005

DELUXE CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	1-7945	41-0216800
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3680 Victoria St. North, Shoreview, Minnesota	55126-2966
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:     (651) 483-7111

N/A
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02      Results of Operations and Financial Condition.

        Furnished as Exhibit 99.1 is a press release of Deluxe Corporation reporting results from fourth quarter and full year 2004, and an increase in our quarterly dividend.

Section 9 – Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits.

        (c) Exhibits

99.1	Press Release, dated January 27, 2005, of Deluxe Corporation reporting results from fourth quarter and full year 2004, and an increase in our quarterly dividend.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 27, 2005

DELUXE CORPORATION
/s/ Anthony C. Scarfone

Anthony C. Scarfone Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibits		Page No.
99.1	Press Release, dated January 27, 2005, of Deluxe Corporation reporting results from fourth quarter and full year 2004, and an increase in our quarterly dividend